SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2004

EDUCATION LOANS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	333-110741	91-1819974
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification No.)

105 First Avenue Southwest, Aberdeen, South Dakota 57401

(Address of principal executive offices)

Registrant’s telephone number, including area code: (605) 622-4400

Not Applicable

(Former name or former address, if changed since last report)

Item 1.	Changes in Control of Registrant.

Not applicable.

Item 2.	Acquisition or Disposition of Assets.

Not applicable.

Item 3.	Bankruptcy or Receivership.

Not applicable.

Item 4.	Changes in Registrant’s Certifying Accountant.

Not applicable.

Item 5.	Other Events.

Not applicable.

Item 6.	Resignations of Registrant’s Directors.

Not applicable.

Item 7.	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

Exhibit No.	Description

1.1	Underwriting Agreement among Education Loans Incorporated, Student Loan Finance Corporation, Goal Funding II, Inc. and RBC Dain Rauscher Inc. and Dougherty & Company LLC, dated as of August 4, 2004.

4.1	Indenture of Trust between Education Loans Incorporated and U.S. Bank National Association, as Trustee, dated as of August 1, 2004.

4.2	First Supplemental Indenture of Trust between Education Loans Incorporated and U.S. Bank National Association, as Trustee, dated as of August 1, 2004.

4.3	Auction Agent Agreement by and among Education Loans Incorporated, as Issuer, U.S. Bank National Association, as Trustee, and Deutsche Bank Trust Company Americas, as Auction Agent, dated August 1, 2004 relating to $431,500,000 Education Loans Incorporated Student Loan Asset-Backed Notes Senior Series 2004-C1, C2, C3, C4 and C5 and Subordinate Series 2004-D.

4.4	Broker-Dealer Agreement between Deutsche Bank Trust Company Americas, as Auction Agent and RBC Dain Rauscher Inc., as Broker-Dealer, dated as of August 1, 2004, relating to Education Loans Incorporated Student Loan Asset-Backed Notes Senior Series 2004-C1, C2, C3, C4 and C5 and Subordinate Series 2004-D.

10.1	Servicing and Administration Agreement among Education Loans Incorporated, as Issuer, Student Loan Finance Corporation, as Servicer and Administrator, and U.S. Bank National Association, as Trustee, dated as of August 1, 2004.

10.2	Transfer Agreement from Goal Funding II, Inc. and U.S. Bank National Association, as Goal Funding II Trustee to U.S. Bank National Association, Note Trustee and Education Loans Incorporated, dated August 1, 2004.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EDUCATION LOANS INCORPORATED

Dated: August 12, 2004	By:	/s/ Michael A. Gort
Michael A. Gort
President

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement among Education Loans Incorporated, Student Loan Finance Corporation, Goal Funding II, Inc. and RBC Dain Rauscher Inc. and Dougherty & Company LLC, dated as of August 4, 2004.

4.1	Indenture of Trust between Education Loans Incorporated and U.S. Bank National Association, as Trustee, dated as of August 1, 2004.

4.2	First Supplemental Indenture of Trust between Education Loans Incorporated and U.S. Bank National Association, as Trustee, dated as of August 1, 2004.

4.3	Auction Agent Agreement by and among Education Loans Incorporated, as Issuer, U.S. Bank National Association, as Trustee, and Deutsche Bank Trust Company Americas, as Auction Agent, dated August 1, 2004 relating to $431,500,000 Education Loans Incorporated Student Loan Asset-Backed Notes Senior Series 2004-C1, C2, C3, C4 and C5 and Subordinate Series 2004-D.

4.4	Broker-Dealer Agreement between Deutsche Bank Trust Company Americas, as Auction Agent and RBC Dain Rauscher Inc., as Broker-Dealer, dated as of August 1, 2004, relating to Education Loans Incorporated Student Loan Asset-Backed Notes Senior Series 2004-C1, C2, C3, C4 and C5 and Subordinate Series 2004-D.

10.1	Servicing and Administration Agreement among Education Loans Incorporated, as Issuer, Student Loan Finance Corporation, as Servicer and Administrator, and U.S. Bank National Association, as Trustee, dated as of August 1, 2004.

10.2	Transfer Agreement from Goal Funding II, Inc. and U.S. Bank National Association, as Goal Funding II Trustee to U.S. Bank National Association, Note Trustee and Education Loans Incorporated, dated August 1, 2004.

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